                             GE INSTITUTIONAL FUNDS

                         SUPPLEMENT DATED JUNE 13, 2001

                      TO PROSPECTUS DATED JANUARY 29, 2001

Effective July 1, 2001, the following is an addition under the heading "About the Investment Adviser-About the Funds' Portfolio Managers" on page 53 of the
Prospectus:

       DIANE M. WEHNER is a Vice President of GE Asset Management and portfolio manager of the Mid-Cap Growth Fund since July 2001. Before joining GE Asset Management, Ms. Wehner was a Vice President from January 1997 to June 2001, and Associate Portfolio Manager from May 1995 to January 1997, with Benefit Capital Management Corporation.

Effective July 1, 2001, Ralph E. Whitman will no longer be portfolio manager for the Mid-Cap Growth Fund. The following amends the biography of Ralph E. Whitman on page 54 of the Prospectus within the section titled "About the Investment Adviser-About the Funds' Portfolio Managers:"

       RALPH E. WHITMAN is a Senior Vice President of GE Asset Management Incorporated and portfolio manager of the Mid-Cap Value Equity Fund (since October 2000). He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

Page 56 of the Prospectus with respect to the S&P 500 Index Fund is deleted in its entirety and replaced with the following:

       S&P 500 INDEX FUND

       SSgA Funds Management, Inc. ("SSgA")
       Two International Place
       Boston, MA 02110

       SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity, which, as a result of a change in federal law, has succeeded to most or all of the registered investment company business of State Street Global Advisors in May 2001. As of December 30, 2000, State Street Global Advisors had approximately $730.5 billion in assets under management. SSgA is a subsidiary of State Street Corporation.

       The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisor's Currency Management Group. Prior to this, he was an analyst in the Process Engineering division of State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

There is no change to the investment objective and principal investment strategies of either the Mid-Cap Growth Fund or the S&P 500 Index Fund as stated in the Prospectus and Statement of Additional Information.

The matrix located on page 47 of the Prospectus and page 9 of the Statement of Additional Information, is amended to change the "No" to "Yes" regarding the Money Market Fund's policy to invest in Asset-Backed Securities and Receivable-Backed Securities.

                                                                     GEIN-PRO-36